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                                                                  EXHIBIT 17(a)

                        INVESTMENT COMPANIES FOR WHICH
                VAN KAMPEN AMERICAN CAPITAL DISTRIBUTORS, INC.
                  ACTS AS PRINCIPAL UNDERWRITER OR DEPOSITOR
                              SEPTEMBER 15, 1997



Van Kampen American Capital U.S. Government Trust
Van Kampen American Capital U.S. Government Fund
Van Kampen American Capital Tax Free Trust
Van Kampen American Capital Insured Tax Free Income Fund
Van Kampen American Capital Tax Free High Income Fund
Van Kampen American Capital California Insured Tax Free Fund
Van Kampen American Capital Municipal Income Fund
Van Kampen American Capital Intermediate Term Municipal Income Fund Van Kampen American Capital Florida Insured Tax Free Income Fund
Van Kampen American Capital New Jersey Tax Free Income Fund
Van Kampen American Capital New York Tax Free Income Fund
Van Kampen American Capital Trust
Van Kampen American Capital High Yield Fund
Van Kampen American Capital Short-Term Global Income Fund
Van Kampen American Capital Strategic Income Fund
Van Kampen American Capital Equity Trust
Van Kampen American Capital Utility Fund
Van Kampen American Capital Value Fund
Van Kampen American Capital Great American Companies Fund
Van Kampen American Capital Growth Fund
Van Kampen American Capital Prospector Fund
Van Kampen American Capital Aggressive Growth Fund
Van Kampen American Capital Foreign Securities Fund
Van Kampen American Capital Pennsylvania Tax Free Income Fund
Van Kampen American Capital Tax Free Money Fund
Van Kampen American Capital Prime Rate Income Trust
Van Kampen American Capital Comstock Fund
Van Kampen American Capital Corporate Bond Fund
Van Kampen American Capital Emerging Growth Fund
Van Kampen American Capital Enterprise Fund
Van Kampen American Capital Equity Income Fund
Van Kampen American Capital Limited Maturity Government Fund
Van Kampen American Capital Global Managed Assets Fund
Van Kampen American Capital Government Securities Fund
Van Kampen American Capital Government Target Fund
Van Kampen American Capital Growth and Income Fund
Van Kampen American Capital Harbor Fund
Van Kampen American Capital High Income Corporate Bond Fund
Van Kampen American Capital Life Investment Trust
     Van Kampen American Capital Asset Allocation Portfolio
     Van Kampen American Capital Domestic Income Portfolio
     Van Kampen American Capital Emerging Growth Portfolio
     Van Kampen American Capital Enterprise Portfolio
     Van Kampen American Capital Global Equity Portfolio
     Van Kampen American Capital Government Portfolio
     Van Kampen American Capital Growth and Income Portfolio
     Van Kampen American Capital Money Market Portfolio
     Van Kampen American Capital Strategic Stock Portfolio
     Morgan Stanley Real Estate Securities Portfolio


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Van Kampen American Capital Pace Fund
Van Kampen American Capital Real Estate Securities Fund
Van Kampen American Capital Reserve Fund
Van Kampen American Capital Tax -Exempt Trust
     Van Kampen American Capital High Yield Municipal Fund
Van Kampen American Capital U.S. Government Trust for Income
Van Kampen American Capital World Portfolio Series Trust
     Van Kampen American Capital Global Equity Fund
     Van Kampen American Capital Global Government Securities Fund Morgan Stanley Aggressive Equity Fund
Morgan Stanley American Value Fund
Morgan Stanley Asian Growth Fund
Morgan Stanley Emerging Markets Fund
Morgan Stanley Global Equity Allocation Fund
Morgan Stanley Global Fixed Income Fund
Morgan Stanley Government Obligations Money Market Fund
Morgan Stanley High Yield Fund
Morgan Stanley International Magnum Fund
Morgan Stanley Latin American Fund
Morgan Stanley Money Market Fund
Morgan Stanley Stable Value Fund (SVFRX)
Morgan Stanley Stable Value Fund II (SVFIX)
Morgan Stanley U.S. Real Estate Fund
Morgan Stanley Value Fund
Morgan Stanley Worldwide High Income Fund



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
Emerging Markets Municipal Income Trust................................................................. Series 1
Insured Municipals Income Trust......................................................................... Series 1 through 378
Insured Municipals Income Trust (Discount).............................................................. Series 5 through 13
Insured Municipals Income Trust (Short Intermediate Term)............................................... Series 1 through 104
Insured Municipals Income Trust (Intermediate Term)..................................................... Series 5 through 88
Insured Municipals Income Trust (Limited Term).......................................................... Series 9 through 85
Insured Municipals Income Trust (Premium Bond Series)................................................... Series 1 through 3
Insured Municipals Income Trust (Intermediate Laddered Maturity)........................................ Series 1 and 2
Insured Tax Free Bond Trust............................................................................. Series 1 through 6
Insured Tax Free Bond Trust (Limited Term).............................................................. Series 1
Investors' Quality Tax-Exempt Trust..................................................................... Series 1 through 93
Investors' Quality Tax-Exempt Trust-Intermediate........................................................ Series 1
Investors' Corporate Income Trust....................................................................... Series 1 through 12
Investors' Governmental Securities Income Trust......................................................... Series 1 through 7
Van Kampen Merritt International Bond Income Trust...................................................... Series 1 through 21
Alabama Investors' Quality Tax-Exempt Trust............................................................. Series 1
Alabama Insured Municipals Income Trust................................................................. Series 1 through 9
Arizona Investors' Quality Tax-Exempt Trust............................................................. Series 1 through 16
Arizona Insured Municipals Income Trust................................................................. Series 1 through 17
Arkansas Insured Municipals Income Trust................................................................ Series 1 through 2
Arkansas Investors' Quality Tax-Exempt Trust............................................................ Series 1
California Insured Municipals Income Trust.............................................................. Series 1 through 158
California Insured Municipals Income Trust (Premium Bond Series)........................................ Series 1
California Insured Municipals Income Trust (1st Intermediate Series).................................... Series 1 through 3
California Investors' Quality Tax-Exempt Trust.......................................................... Series 1 through 21
California Insured Municipals Income Trust (Intermediate Laddered)...................................... Series 1 through 22
Colorado Insured Municipals Income Trust................................................................ Series 1 through 81
Colorado Investors' Quality Tax-Exempt Trust............................................................ Series 1 through 18
Connecticut Insured Municipals Income Trust ............................................................ Series 1 through 31
Connecticut Investors' Quality Tax-Exempt Trust......................................................... Series 1
Delaware Investor's Quality Tax-Exempt Trust............................................................ Series 1 and 2
Florida Insured Municipal Income Trust - Intermediate................................................... Series 1 and 2
Florida Insured Municipals Income Trust................................................................. Series 1 through 107
Florida Investors' Quality Tax-Exempt Trust............................................................. Series 1 and 2
Florida Insured Municipals Income Trust (Intermediate Laddered)......................................... Series 1 through 13
Georgia Insured Municipals Income Trust................................................................. Series 1 through 80
Georgia Investors' Quality Tax-Exempt Trust............................................................. Series 1 through 16
Hawaii Investors' Quality Tax-Exempt Trust.............................................................. Series 1
Indiana Insured Municipals Income Trust................................................................. Series 1
Investors' Quality Municipals Trust (AMT)............................................................... Series 1 through 9
Kansas Investors'Quality Tax-Exempt Trust .............................................................. Series 1 through 11
Kentucky Investors' Quality Tax-Exempt Trust............................................................ Series 1 through 58
Louisiana Insured Municipals Income Trust............................................................... Series 1 through 17
Maine Investor's Quality Tax-Exempt Trust............................................................... Series 1
Maryland Investors' Quality Tax-Exempt Trust............................................................ Series 1 through 79
Massachusetts Insured Municipals Income Trust........................................................... Series 1 through 34
Massachusetts Insured Municipals Income Trust (Premium Bond Series)..................................... Series 1
Michigan Financial Institutions Trust................................................................... Series 1
Michigan Insured Municipals Income Trust................................................................ Series 1 through 140
Michigan Insured Municipals Income Trust (Premium Bond Series).......................................... Series 1
Michigan Insured Municipals Income Trust (1st Intermediate Series)...................................... Series 1 through 3
Michigan Investors' Quality Tax-Exempt Trust............................................................ Series 1 through 30
Michigan Select Trust................................................................................... Series 1
Minnesota Insured Municipals Income Trust............................................................... Series 1 through 59
Minnesota Investors' Quality Tax-Exempt Trust........................................................... Series 1 through 21
Mississippi Insured Municipals Income Trust............................................................. Series 1
Missouri Insured Municipals Income Trust................................................................ Series 1 through 98
Missouri Insured Municipals Income Trust (Premium Bond Series).......................................... Series 1
Missouri Investors' Quality Tax-Exempt Trust............................................................ Series 1 through 15
Missouri Insured Municipals Income Trust
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
 (Intermediate Laddered Maturity)....................................................................... Series 1
Nebraska Investors' Quality Tax-Exempt Trust............................................................ Series 1 through 9
New Mexico Insured Municipals Income Trust.............................................................. Series 1 through 18
New Jersey Insured Municipals Income Trust.............................................................. Series 1 through 114
New Jersey Investors' Quality Tax-Exempt Trust.......................................................... Series 1 through 22
New Jersey Insured Municipals Income Trust
 (Intermediate Laddered Maturity)....................................................................... Series 1 and 4
New York Insured Municipals Income Trust-Intermediate................................................... Series 1 through 6
New York Insured Municipals Income Trust (Limited Term)................................................. Series 1
New York Insured Municipals Income Trust................................................................ Series 1 through 136
New York Insured Tax-Free Bond Trust.................................................................... Series 1
New York Insured Municipals Income Trust
 (Intermediate Laddered Maturity)....................................................................... Series 1 through 17
New York Investors' Quality Tax-Exempt Trust............................................................ Series 1
North Carolina Investors' Quality Tax-Exempt Trust...................................................... Series 1 through 88
Ohio Insured Municipals Income Trust.................................................................... Series 1 through 104
Ohio Insured Municipals Income Trust (Premium Bond Series).............................................. Series 1 and 2
Ohio Insured Municipals Income Trust (Intermediate Term)................................................ Series 1
Ohio Insured Municipals Income Trust
 (Intermediate Laddered Maturity)....................................................................... Series 3 through 6
Ohio Investors' Quality Tax-Exempt Trust................................................................ Series 1 through 16
Oklahoma Insured Municipal Income Trust................................................................. Series 1 through 17
Oregon Investors' Quality Tax-Exempt Trust.............................................................. Series 1 through 53
Pennsylvania Insured Municipals Income Trust - Intermediate............................................. Series 1 through 6
Pennsylvania Insured Municipals Income Trust............................................................ Series 1 through 223
Pennsylvania Insured Municipals Income Trust (Premium Bond Series)...................................... Series 1
Pennsylvania Investors' Quality Tax-Exempt Trust........................................................ Series 1 through 14
South Carolina Investors' Quality Tax-Exempt Trust...................................................... Series 1 through 84
Stepstone Growth Equity and Treasury Securities Trust................................................... Series 1
Tennessee Insured Municipals Income Trust............................................................... Series 1-3 and 5-37
Texas Insured Municipals Income Trust................................................................... Series 1 through 40
Texas Insured Municipal Income Trust (Intermediate Ladder).............................................. Series 1
Virginia Investors' Quality Tax-Exempt Trust............................................................ Series 1 through 73
Van Kampen American Capital Equity Opportunity Trust.................................................... Series 1 through 41
Van Kampen American Capital Utility Income Trust........................................................ Series 1 through 8
Van Kampen American Capital Insured Income Trust........................................................ Series 1 through 61
Van Kampen American Capital Insured Income Trust (Intermediate Term).................................... Series 1 through 60
Van Kampen Merritt Select Equity Trust.................................................................. Series 1
Van Kampen Merritt Select Equity and Treasury Trust..................................................... Series 1
Washington Insured Municipals Income Trust.............................................................. Series 1
West Virginia Insured Municipals Income Trust........................................................... Series 1 through 7
Principal Financial Institutions Trust.................................................................. Series 1
Internet Trust.......................................................................................... Series 1 through 3
Michigan Real Estate Income and Growth Trust............................................................ Series 1
Strategic Ten Trust, United States...................................................................... Series 1 through 10
Strategic Ten Trust, United Kingdom..................................................................... Series 1 through 10
Strategic Ten Trust, Hong Kong ......................................................................... Series 1 through 10
Strategic Five Trust, United States..................................................................... Series 1 through 4
Global Fifteen Trust.................................................................................... Series 1 through 2
Global Thirty Trust..................................................................................... Series 1 through 3
Great International Firms Trust......................................................................... Series 1
Undervalued Growth Opportunities Trust.................................................................. Series 1
Emerging Growth and Treasury............................................................................ Series 1
Global Blue Chip Trust.................................................................................. Series 1
Renaissance Trust....................................................................................... Series 1
Blue Chip Opportunity and Treasury Trust................................................................ Series 1 through 4
Wheat First Strategic Opportunity Unit Trust............................................................ Series 1
Baby Boomer Opportunity Trust........................................................................... Series 1

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